SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to Current Report

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

      October 22, 2004
Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-31824	37-1470730

(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

7200 Wisconsin Avenue, Suite 310
Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, First Potomac Realty Trust (the “Company”) hereby amends Item 9.01 of its Current Report on Form 8-K dated October 22, 2004 and filed October 28, 2004 for the purpose of filing financial statements and pro forma financial information for the Registrant’s completed acquisition of Norfolk Commerce Park II, Crossways II and 15395 John Marshall Highway and for the Registrant’s probable acquisition of the 4612 Navistar Drive and Metro Park North properties in accordance with Rule 3-14 and Article 11 of Regulation S-X.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

During the period from August 5, 2004 to October 22, 2004, the Company purchased four real estate properties (Airpark Place Business Center, Crossways II, Norfolk Commerce Park II and 15395 John Marshall Highway) which it previously disclosed in press releases as exhibits to Current Reports on Form 8-K dated as of August 18, 2004 and October 28, 2004. These properties are individually insignificant, but in the aggregate, constitute a “significant amount of assets” as defined in Regulation S-X. Regulation S-X requires the presentation of audited financial statements for assets comprising a substantial majority of the individually insignificant properties when acquisitions are individually insignificant, but significant in the aggregate. These individually insignificant assets exceeded the minimum level of significance on October 22, 2004 upon the acquisition of Crossways II and Norfolk Commerce Park II properties for an aggregate purchase price of approximately $18.5 million; therefore, the Company is presenting financial statements for the Crossways II, Norfolk Commerce Park II and 15395 John Marshall Highway.

On October 22, 2004, as announced in a press release issued on October 27, 2004 and disclosed in Item 1.01 of the Company’s Current Report on Form 8-K dated October 28, 2004, the Company entered into a material definitive agreement to acquire the 4612 Navistar Drive and Metro Park North properties located in suburban Maryland. A copy of the press release announcing these acquisitions was furnished as Exhibit 99.1 on a Current Report on Form 8-K dated as of October 28, 2004. The Company has determined that its acquisition of the Navistar and Metro Park North properties is “probable” for purposes of Regulation S-X; therefore, the Company is presenting financial statements for Metro Park North. Financial statements are not required for 4612 Navistar Drive in accordance with Rule 3-14 of Regulation S-X as the property is leased to a single tenant under a net lease that transfers substantially all of the property’s nonfinancial operating and holding costs to the tenant. Pertinent financial data for 4612 Navistar Drive is presented in the notes to the pro forma financial information.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statements and pro forma financial information relating to the properties set forth below.

(a) Financial Statements of Properties Acquired.

1.	15395 John Marshall Highway:
Report of Independent Registered Public Accounting Firm
Statement of Certain Expenses for the six months ended June 30, 2004 (unaudited) and year ended December 31, 2003
Notes to Statements of Certain Expenses

2.	Crossways II and Norfolk Commerce Park II (collectively, the Armada Hoffler Portfolio):
Report of Independent Registered Public Accounting Firm
Statement of Revenues and Certain Expenses for the six months ended June 30, 2004 (unaudited) and year ended December 31, 2003
Notes to Statements of Revenues and Certain Expenses

3.	Metro Park North:
Report of Independent Registered Public Accounting Firm
Statement of Revenues and Certain Expenses for the nine months ended September 30, 2004 (unaudited) and year ended December 31, 2003
Notes to Statements of Revenues and Certain Expenses

(b) Pro Forma Financial Information.

The following pro forma financial statements reflect the Company’s completed and probable 2003 and 2004 acquisitions.

1.	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2004.

2.	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003 and the nine months ended September 30, 2004.

FIRST POTOMAC REALTY TRUST
PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2004
(Unaudited)

		(A)		(B)
	Historical	John Marshall,		Metro Park	Pro Forma
	First Potomac	Crossways II & Norfolk II		North & Navistar	First Potomac
	Realty Trust	Acquisitions	Subtotal	Acquisitions	Realty Trust
Assets
Rental Property, net	$359,524,453	$27,664,518	$387,188,971	$62,635,801	$449,824,772
Asset held for sale	6,203,274		6,203,274		6,203,274
Cash	20,206,033	(13,084,074)	7,121,959	(2,500,000)	4,621,959
Escrows and reserves	5,203,815	—	5,203,815	—	5,203,815
Accounts and other receivables, net of	1,446,364	—	1,446,364	—	1,446,364
of allowance for doubtful accounts Accrued straight-line rents, net	2,126,200	—	2,126,200	—	2,126,200
Deferred costs, net	3,763,572	88,018	3,851,590	370,040	4,221,630
Prepaid expenses and other assets	2,614,819	—	2,614,819	—	2,614,819
Intangibles assets, net	18,905,125	2,516,723	21,421,848	4,846,533	26,268,381

Total assets	$419,993,655	$17,185,185	$437,178,840	$65,352,374	$502,531,214

Liabilities, Minority Interest and Shareholders’ Equity
Mortgage loans and notes payable	$210,483,938	$7,837,274	$218,321,212	$40,585,053	$258,906,265
Line of credit	—	9,000,000	9,000,000	23,496,030	32,496,030
Accounts payable and accrued expenses	3,076,526	—	3,076,526	—	3,076,526
Accrued interest	702,540	—	702,540	—	702,540
Rents received in advance	1,509,452	—	1,509,452	—	1,509,452
Tenant security deposits	2,466,673	—	2,466,673	—	2,466,673
Deferred market rent, net	3,776,863	347,911	4,124,774	1,271,291	5,396,065

Total liabilites	222,015,992	17,185,185	239,201,177	65,352,374	304,553,551
Minority interest	19,189,586	—	19,189,586	—	19,189,586
Shareholders’ equity	178,788,077	—	178,788,077	—	178,788,077

Total liabilites and shareholders’ equity	$419,993,655	$17,185,185	$437,178,840	$65,352,374	$502,531,214

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

Presentation

     The accompanying unaudited Pro Forma Consolidated Balance Sheet of the Company reflects adjustments related to the Company’s completed and probable acquisitions of real estate properties as if they had occurred on September 30, 2004:

·	The acquisition of John Marshall Highway for $10.8 million, which was completed on October 22, 2004;

·	The acquisition of Crossways II and Norfolk Commerce Park II for an aggregate of $18.5 million, which was completed on October 22, 2004; and

·	The acquisitions of Metro Park North and 4612 Navistar Drive currently under contract to purchase for an aggregate of $63.0 million.

     In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Pro Forma Consolidated Balance Sheet is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position would have been had the acquisitions described above occurred on September 30, 2004, nor does it purport to represent the future financial position of the Company. This unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2004.

Notes and Management Assumptions

     (A) Reflects the Company’s acquisitions of John Marshall Highway, Crossways II and Norfolk Commerce Park II. On October 22, 2004 the Company acquired John Marshall Highway at a purchase price of $10.8 million and Crossways II and Norfolk Commerce Center Park II at a purchase price of $18.5 million. These acquisitions were funded through assumption of a $7.6 million mortgage encumbering Norfolk Commerce Park II, with a fair value of $7.8 million, available cash and a $9.0 million borrowing on the Company’s revolving line of credit. The purchase price of these properties has been allocated among the building (on an as-if vacant basis), land, tenant improvements, customer and tenant relationships, the origination value of leases and the fair value of at, above or below market leases in accordance with SFAS No. 141, “Business Combinations.”

     (B) Reflects the Company’s probable acquisition of Metro Park North and 4612 Navistar Drive for $63.0 million. The acquisition of these properties will be funded through assumption of two mortgages aggregating approximately $37.0 million, which are estimated to have a fair value of $40.6 million, a $23.5 million borrowing on the Company’s revolving line of credit and available cash. The purchase price of these properties has been allocated among the building (on an as-if vacant basis), land, tenant improvements, customer and tenant relationships, the origination value of leases and the fair value of at, above or below market leases in accordance with SFAS No. 141, “Business Combinations.”

     Financial statements for the probable acquisition of 4612 Navistar Drive are not required in accordance with SEC rule SX-3-14 as this property is 100 percent leased to a single tenant under a net lease. The lease transfers substantially all of the property’s nonfinancial operating and holding costs to the tenant.

     The total minimum rents to be received from the tenant under the noncancelable operating lease in effect at December 31, 2003 relating to this property are as follows:

2004	$1,746,108
2005	1,781,040
2006	1,816,656
2007	1,852,992
2008	1,890,048
Thereafter	14,332,164

Total	$23,419,008

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended
September 30, 2004
(Unaudited)

		(A)		(B)	(C)
	Historical	2004		Metro Park		Pro Forma
	First Potomac	Completed		North & Navistar	Other	First Potomac
	Realty Trust	Acquistions	Subtotal	Acquisitions	Adjustments	Realty Trust
Revenues
Rental	$24,240,006	$11,432,081	$35,672,087	$5,043,417	$—	$40,715,504
Tenant Reimbursement	3,665,784	2,166,226	5,832,010	573,724	—	6,405,734

Total revenue	27,905,790	13,598,307	41,504,097	5,617,141	—	47,121,238
Operating Expenses
Property operating	5,479,230	2,231,435	7,710,665	503,815	—	8,214,480
Taxes and insurance	2,585,263	1,254,163	3,839,426	418,661	—	4,258,087
General and administrative	2,843,445	—	2,843,445	—	255,424	3,098,869
Depreciation and amortization	8,961,169	4,215,224	13,176,393	1,763,708	—	14,940,101

Total operating expenses	19,869,107	7,700,822	27,569,929	2,686,184	255,424	30,511,537

Operating income (loss)	8,036,683	5,897,485	13,934,168	2,930,957	(255,424)	16,609,701
Other expenses (income)
Interest expense	7,844,370	3,112,862	10,957,232	1,610,127	862,770	13,430,129
Interest and other income	(171,880)	—	(171,880)	—	—	(171,880)

Total other expenses	7,672,490	3,112,862	10,785,352	1,610,127	862,770	13,258,249
Income from continuing operations before minority Interest	364,193	2,784,623	3,148,816	1,320,830	(1,118,194)	3,351,452
Minority interest	(34,374)	(250,059)	(284,433)	(118,611)	102,083	(300,961)

Income (loss) from continuing operations	$329,819	$2,534,564	$2,864,383	$1,202,219	$(1,016,111)	$3,050,491

Income from continuing opertations per share Basic and diluted	$0.02					$0.22
Weighted average commons shares outstanding Basic	14,154,000					14,154,000
Diluted	14,283,720					14,283,720

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended
December 31, 2003
(Unaudited)

		(D)	(A)		(B)	(C)
		Fourth Quarter			Metro Park		Pro Forma
	Historical	2003 Acquisitions	2004 Completed		North & Navistar	Other	First Potomac
	First Potomac	& Other Adjustments	Acquisitions	Subtotal	Acquistions	Adjustments	Realty Trust

Revenues
Rental	$15,341,194	$9,898,739	$18,709,785	$43,949,718	$6,246,734	$—	$50,196,452
Tenant Reimbursement	3,021,575	1,179,000	4,473,880	8,674,455	402,544	—	9,076,999

Total revenue	18,362,769	11,077,739	23,183,665	52,624,173	6,649,278	—	59,273,451
Operating Expenses
Property operating	3,338,647	2,279,978	3,916,404	9,535,029	714,043	—	10,249,072
Taxes and insurance	1,573,812	838,212	2,068,409	4,480,433	542,069	—	5,022,502
General and administrative	4,306,466	(1,150,000)	—	3,156,466	—	—	3,156,466
Depreciation and amortization	5,128,079	5,042,376	8,403,455	18,573,910	2,351,610	—	20,925,520

Total operating expenses	14,347,004	7,010,566	14,388,268	35,745,838	3,607,722	—	39,353,560

Operating income	4,015,765	4,067,173	8,795,397	16,878,335	3,041,556	—	19,919,891
Other expenses (income)
Interest expense	11,074,922	(2,837,708)	5,927,759	14,164,973	2,146,836	1,150,359	17,462,168
Interest and other income	(221,626)	72,671	—	(148,955)	—	—	(148,955)
Equity in earnings	46,953	(46,953)	—	—	—	—	—
Loss on early retirement of debt	4,566,782	—	—	4,566,782	—	—	4,566,782

Total other expenses	15,467,031	(2,811,990)	5,927,759	18,582,800	2,146,836	1,150,359	21,879,995
Income (loss) from continuing operations before minority interest	(11,451,266)	6,879,163	2,867,638	(1,704,465)	894,720	(1,150,359)	(1,960,104)
Minority interest	1,308,038	(877,604)	(263,621)	166,813	(80,346)	89,550	176,017

Income (loss) from continuing operations	$(10,143,228)	$6,001,559	$2,604,017	$(1,537,652)	$814,374	$(1,060,809)	(1,784,087)

Loss from continuing opertations per share Basic and diluted	$(0.72)						$(0.13)
Weighted average commons shares outstanding Basic and diluted	14,154,000						14,154,000

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Presentation

     The accompanying unaudited Pro Forma Consolidated Statements of Operations of the Company for the nine months ended September 30, 2004 and the year ended December 31, 2003 are based on the Consolidated Historical Statements of Operations of the Company adjusted for completed and probable acquisitions of real estate properties described below and the application of the net proceeds from our initial public offering completed in October 2003, follow-on public offering completed in June 2004 and related transactions:

     The Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2004 and the year ended December 31, 2003 assume that all of the following occurred on January 1, 2003:

·	Initial public offering of 8,625,000 common shares at $15.00 per share, with net proceeds of $118 million;

·	Public offering of 4,800,000 common shares at $18.10 per share, with net proceeds of $92.0 million;

·	Repayment of approximately $34.6 million of debt with an interest rate of 15 percent using proceeds from the initial public offering of common shares;

·	Acquisition of FPM Management, LLC and the related termination charge of $1.4 million to extinguish the acquired management contracts;

·	Elimination of previously recorded equity method losses from properties the Company acquired in the fourth quarter of 2003 due to the Company’s acquisition of the controlling interest in these entities;

·	The fourth quarter 2003 acquisitions of Rumsey Center, Snowden Center, Greenbrier Technology Center II, Norfolk Business Center, Virginia Center, Interstate Plaza and Alexandria Corporate Park;

·	The acquisition of Herndon Corporate Center for $20.7 million;

·	The acquisition of Aquia Commerce Center I & II for $11.2 million;

·	The acquisition of the Suburban Maryland Portfolio for $123 million;

·	The acquisition of Airpark Place Business Center for $9.8 million;

·	The acquisition of John Marshall Highway for $10.8 million;

·	The acquisition of Crossways II and Norfolk Commerce Park II for $18.5 million; and

·	The acquisitions of Metro Park North and 4612 Navistar Drive currently under contract to purchase for $63.0 million.

     In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Pro Forma Consolidated Statements of Operations are presented for illustrative purposes only and are not necessarily indicative of what the actual results of operations would have been had the transactions described above occurred on January 1, 2003, nor does it purport to represent the future results of operations of the Company.

Notes and Management Assumptions

     (A) Reflects the operating results of Herndon Corporate Center, Aquia Commerce Center I & II, the Suburban Maryland Portfolio, Airpark Commerce Center, John Marshall Highway, Crossways II and Norfolk Commerce Park II, including depreciation and amortization expense and an increase in rental revenue related to allocation of the purchase price of the properties to tenant improvements, customer and tenant relationships, the origination value of leases and the fair value of at, above or below market leases in accordance with SFAS No. 141.

     Interest expense results from assumed debt with fair values and effective interest rates as follows: $9.0 million and 5.7 percent, respectively, for Hendon Corporate Center; $1.0 million and 6.5 percent, respectively, for Aquia Commerce Center I & II; $73.5 million and 5.5 percent, respectively, for the Suburban Maryland Portfolio; and $7.8 million and 5.3 percent, respectively, for Norfolk Commerce Park II. The adjustment to minority interest reflects the minority unitholders, or limited partners, allocable share of the properties operating results.

     Property operating expenses have been adjusted to eliminate historical management fees, offset by the allocation of estimated administrative and overhead costs associated additional compensation, reporting, accounting and legal costs associated with managing these properties.

     (B) Reflects the operating results of Metro Park North and 4612 Navistar Drive, including depreciation and amortization expense and an increase in rental revenue related to allocation of the purchase price of the properties to tenant improvements, customer and tenant relationships, the origination value of leases and the fair value of at, above or below market leases in accordance with SFAS No. 141.

     Interest expense results from assumed debt with a fair value of $25.8 million and an effective interest rate of 5.2 percent for Metro Park North and debt with a fair value of $14.8 million and an effective interest rate of 5.2 percent for 4612 Navistar Drive. The adjustment to minority interest reflects the minority unitholders, or limited partners, allocable share of the properties operating results.

     Property operating expenses have been adjusted to eliminate historical management fees, offset by the allocation of estimated administrative and overhead costs associated with additional personnel hired to manage these properties.

     (C) Represents estimated additional compensation and other costs directly associated with managing the anticipated increase in the Company’s portfolio and interest expense associated with borrowings on the Company’s revolving line of credit to partially finance completed and probable acquisitions.

     (D) The adjustment to general and administrative expenses reflects the operating results of acquisitions completed in the fourth quarter of 2003 including Rumsey Center, Snowden Center, Greenbrier Technology II, Norfolk Business Center, Virginia Center, Interstate Plaza and Alexandria Corporate Park.

     Reflects additional public company general and administrative costs for compensation, reporting, legal and accounting expenses for the year ended December 31, 2003, offset by the elimination of the $1.4 million termination charge related to the extinguishment of management contracts upon the acquisition of FPM Management, LLC in October 2003.

     Reflects the reduction in interest expense from the repayment of approximately $34.6 million of debt with an interest rate of 15 percent.

     Reflects the elimination of previously recorded equity method losses from properties the Company acquired in the fourth quarter of 2003.

Independent Auditors’ Report

The Board of Trustees and Shareholders
First Potomac Realty Trust:

We have audited the accompanying statement of certain expenses (as defined in note 2) of 15395 John Marshall Highway (the Property)(as defined in note 1), for the year ended December 31, 2003. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the expenses of the Property. As described in note 2, the accompanying statement of certain expenses excludes some expenses of the Property and may not be comparable with those resulting from the proposed future operations of the building located at 15395 John Marshall Highway, Haymarket, Virginia.

In our opinion, the statement referred to above presents fairly, in all material respects, the certain expenses (as defined in note 2) of the building located at 15395 John Marshall Highway, Haymarket, Virginia for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

McLean, Virginia
September 24, 2004, except as to note 1,
     which is as of October 22, 2004

15395 JOHN MARSHALL HIGHWAY
Statements of Certain Expenses
Six-months ended June 30, 2004 (unaudited) and Year ended December 31, 2003

	2004	2003
	(unaudited)
Certain expenses:
Janitorial	$22,435	$41,651
Utilities	59,715	106,405
Insurance	5,000	10,000
Landscaping	4,550	14,960
Security	684	912
Real estate taxes	38,655	78,634
Repairs and maintenance	16,839	20,715

	$147,878	$273,277

See accompanying notes to statements of certain expenses.

(1)	Background

The property located at 15395 John Marshall Highway, Haymarket, Virginia (the Property) consists of an industrial/flex property with approximately 123,777 square feet of rental space. During 2003, the Property was fully occupied by an affiliate of the owner, PDH LLC (PDH). On August 13, 2004, PDH entered into a purchase and sale agreement with the Company for $10.8 million. The Company completed this acquisition on October 22, 2004.

(2)	Summary of Significant Accounting Policies and Other Matters

(a)	Basis of Presentation

The accompanying statement of certain expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. The statement excludes mortgage interest and depreciation and amortization and accordingly, the statement is not representative of the actual expenses of the Property for the period presented and also may not be comparable to the expenses expected to be incurred by First Potomac Realty Trust in the proposed future operations of the Property. Additionally, the statement excludes rental revenues as the Property was leased to an affiliate of PDH. This lease will be terminated upon the acquisition of the Property by the Company. See note 3 for further discussion.

The accompanying unaudited statement of certain expenses reflects all adjustments necessary to present fairly certain expenses of the Property for the six-month period ended June 30, 2004. Interim results are not necessarily indicative of full year performance.

(b)	Use of Estimates

The preparation of the statement of certain expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the expenses recognized during the reporting period. Actual results could differ from those estimates.

(3)	Tenant Leases

On June 25, 2004, PDH entered into a binding lease agreement with a government contractor contingent upon the completion of the sale of the Property. The tenant will occupy the entire building for a period of eight years commencing on the tenant’s acceptance of the rentable space. The space will be rented subject to a triple-net lease arrangement, through which the tenant will be responsible for all building operating expenses. Future minimum rental due per lease year under the lease is as follows:

Rental Due
Year 1	$1,113,993
Year 2	1,147,413
Year 3	1,181,835
Year 4	1,217,290
Year 5	1,253,809
Thereafter	3,991,660

Total	$9,906,000

Independent Auditors’ Report

The Board of Trustees and Shareholders
First Potomac Realty Trust:

We have audited the accompanying statement of revenues and certain expenses (as defined in note 2) of the Armada Hoffler Portfolio (the Portfolio)(as defined in note 1), for the year ended December 31, 2003. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the revenues and expenses of the Portfolio. As described in note 2, the accompanying statement of revenues and certain expenses excludes some expenses of the Portfolio and may not be comparable with those resulting from the proposed future operations of the Portfolio.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses (as defined in note 2) of the Armada Hoffler Portfolio for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

McLean, Virginia
October 12, 2004, except as to note 1,
     which is as of October 22, 2004

THE ARMADA HOFFLER PORTFOLIO
Statements of Revenues and Certain Expenses
Six-months ended June 30, 2004 (unaudited) and year ended December 31, 2003

	2004	2003
	(unaudited)
Revenues:
Rental (note 4)	$1,004,231	$1,657,937
Other	207,658	364,913

	1,211,889	2,022,850

Certain expenses:
Management fees	39,630	66,944
Janitorial	14,189	16,062
Utilities	74,369	128,137
Insurance	11,737	22,193
Security and other	8,198	11,830
Landscaping	20,910	44,705
Ground rent (note 5)	10,000	20,000
Real estate taxes	128,941	245,439
Repairs and maintenance	49,469	83,093

	357,443	638,403

Revenues in excess of certain expenses	$854,446	$1,384,447

See accompanying notes to statements of revenues and certain expenses.

(1)	Background

The Armada Hoffler Portfolio (the Portfolio) consists of two industrial/flex properties located at 1400 Crossways Boulevard, Chesapeake, Virginia (Crossways II), and 5301 Robin Hood Road, Norfolk, Virginia (Norfolk II) with approximately 85,004 and 127,625 square feet, respectively. During 2003, the Properties were 100% and 94% leased, respectively. On August 25, 2004, Armada Hoffler Corporation, the owner, entered into a purchase and sale agreement with the Company for $18.5 million. The Company completed this acquisition on October 22, 2004.

(2)	Summary of Significant Accounting Policies and Other Matters

(a)	Basis of Presentation

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. The statement excludes mortgage interest and depreciation and amortization and accordingly, the statement is not representative of the actual operations for the period presented and also may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Portfolio.

The accompanying unaudited statement of revenues and certain expenses reflects all adjustments necessary to present fairly the revenues and certain expenses of the Portfolio for the six-month period ended June 30, 2004. Interim results are not necessarily indicative of full year performance.

(b)	Revenue Recognition

Minimum rental revenues are recognized on a straight-line basis over the terms of the respective leases.

(c)	Leases

The Portfolio leases land under a five year lease agreement. Rent expense is recognized over the term of this agreement on a straight-line basis.

(d)	Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

(3)	Management Fees

1400 Crossways Boulevard and 5301 Robin Hood Road have management agreements that provide for management fees of 2.5 percent and 2.75 percent, respectively, of collections of gross revenues as defined, and for reimbursement of certain direct costs, including on-site management costs incurred in operating the buildings. Total management fee expenses during the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003 were $39,630 and $66,944, respectively.

(4)	Tenant Leases

The total minimum rents to be received from tenants under noncancelable operating leases in effect at December 31, 2003, relating to the Portfolio are as follows:

2004		$1,958,919
2005		2,234,665
2006		2,114,395
2007		1,035,891
2008		766,698
Thereafter		984,679

	Total	$9,095,247

(5)	Ground Lease

The Portfolio leases the ground on which the property at 5301 Robin Hood Road is located. The ground lease agreement’s term is five years, expiring on December 31, 2005. The Portfolio has recognized rent expense under this agreement of $10,000 and $20,000 for the six-month period ended June 30, 2004 (unaudited) and the year ended December 31, 2003, respectively.

Independent Auditors’ Report

The Board of Trustees and Shareholders
First Potomac Realty Trust:

We have audited the accompanying statement of revenues and certain expenses (as defined in note 2) of Metro Park North (the Property, as defined in note 1), for the year ended December 31, 2003. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the revenues and expenses of the Property. As described in note 2, the accompanying statement of revenues and certain expenses excludes some expenses of the Property and may not be comparable with those resulting from the proposed future operations of Metro Park North.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses (as defined in note 2) of Metro Park North for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

McLean, Virginia
November 11, 2004

METRO PARK NORTH
Statements of Revenues and Certain Expenses
Nine months ended September 30, 2004 (unaudited) and Year ended December 31, 2003

	2004	2003
	(unaudited)
Revenues:
Rental (note 4)	$3,393,128	$4,046,349
Tenant reimbursement and other	418,725	195,879

	3,811,853	4,242,228

Certain expenses:
Management fees (note 3)	183,351	234,816
Janitorial	107,635	142,990
Utilities	63,606	88,633
Insurance	16,302	20,787
Landscaping	55,369	104,195
General and administrative	32,275	45,971
Security	8,059	14,754
Real estate taxes	247,360	314,617
Repairs and maintenance	58,152	79,209

	772,109	1,045,972

Revenues in excess of certain expenses	$3,039,744	$3,196,256

See accompanying notes to statements of revenues and certain expenses.

(1)	Background

The property known as Metro Park North, located in Rockville, Maryland (the Property) consists of four flex office buildings with approximately 190,000 square feet of total rental space. At December 31, 2003, the Property was 100 percent occupied by 5 tenants. On October 22, 2004, the Company entered into an agreement to purchase the property for approximately $41 million.

(2)	Summary of Significant Accounting Policies and Other Matters

(a)	Basis of Presentation

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. The statement excludes mortgage interest and depreciation and amortization and accordingly, the statement is not representative of the actual expenses of the Property for the period presented and also may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Property.

The accompanying unaudited statement of revenues and certain expenses reflects all adjustments necessary to present fairly the revenues and certain expenses of the Property for the nine month period ended September 30, 2004. Interim results are not necessarily indicative of full year performance.

(b)	Revenue Recognition

Minimum rental revenues are recognized on a straight-line basis over the terms of the respective leases.

(c)	Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

(3)	Management Fees

The Property has a management agreement that provides for management fees of 4 percent and asset management fees of 2 percent of collections of gross revenues, as defined, and for reimbursement of certain direct costs, including on-site management costs incurred in operating the building. Total management fee expenses during the nine months ended September 30, 2004 (unaudited) and the year ended December 31, 2003 were $183,351 and $234,816, respectively.

(4)	Tenant Leases

The total minimum rents to be received from tenants under noncancelable operating leases in effect at December 31, 2003 relating to the Property are as follows:

2004		$5,123,863
2005		5,275,047
2006		5,433,689
2007		5,410,473
2008		4,645,362
Thereafter		17,682,379

	Total	$43,570,813

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

November 29, 2004	/s/ Barry H. Bass

Barry H. Bass
Chief Financial Officer